Exhibit 99.1

Contacts:	For Media:	For Financials:
	John Oxford	Kevin Chapman
	First Vice President	Executive Vice President
	Director of Corp Communications	Chief Financial Officer
	(662) 680-1219	(662) 680-1450
	joxford@renasant.com	kchapman@renasant.com

KeyWorth Shareholders Approve
Merger with Renasant Bank
TUPELO, MISSISSIPPI (March 17, 2016) - Renasant Corporation (NASDAQ: RNST) (“Renasant”), the parent company of Renasant Bank, today announced that KeyWorth Bank (“KeyWorth”) shareholders voted to approve the merger of KeyWorth with and into Renasant Bank. Renasant and KeyWorth have already received all regulatory approvals, including approval from the Federal Deposit Insurance Corporation, necessary to complete the proposed merger of KeyWorth with and into Renasant Bank pursuant to the Agreement and Plan of Merger dated as of October 20, 2015, by and among Renasant, Renasant Bank and KeyWorth. Subject to the satisfaction of other customary closing conditions contained in the merger agreement, the merger is expected to be completed on April 1, 2016.

ABOUT RENASANT CORPORATION:

Renasant Corporation is the parent of Renasant Bank, a 112-year-old financial services institution. Renasant has assets of approximately $7.9 billion and operates more than 170 banking, mortgage, financial services and insurance offices in Mississippi, Tennessee, Alabama, Florida and Georgia.

ABOUT KEYWORTH BANK:

KeyWorth, founded in 2007, has assets of approximately $407.8 million and operates four full-serve locations and two loan production offices in the Atlanta metropolitan statistical area.

NOTE TO INVESTORS:

Additional Information about the Renasant/KeyWorth Transaction:

This communication is being made in respect of a proposed merger transaction involving Renasant Bank and KeyWorth. In connection with the proposed merger, Renasant filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement for KeyWorth, which also constitutes a definitive prospectus for Renasant, on February 8, 2016, and may file other relevant documents concerning the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY INVESTMENT DECISION, KEYWORTH INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, KEYWORTH AND THE PROPOSED MERGER. The definitive proxy statement/prospectus was mailed to shareholders of KeyWorth on or about February 12, 2016. Investors may also obtain copies of the definitive proxy statement/prospectus and other relevant documents filed by Renasant (when they become available) free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Kevin Chapman, Chief Financial Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995:

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. This release reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Renasant and KeyWorth. These forward-looking statements are subject to a number of factors and uncertainties which could cause Renasant’s, KeyWorth’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made, and neither Renasant nor KeyWorth assumes any duty to update forward-looking statements. In addition to factors previously disclosed in Renasant’s reports filed with the SEC and those identified elsewhere in this release, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant Bank and KeyWorth, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Renasant’s and KeyWorth’s plans, objectives, expectations and intentions and other statements contained in this release that are not historical facts. Other statements identified by words such as “expects,”

“anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and KeyWorth’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant Bank and KeyWorth may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (7) reputational risks and the reaction of the companies’ customers to the transaction; (8) diversion of management time on merger related issues; (9) changes in asset quality and credit risk; (10) inflation; (11) the cost and availability of capital; (12) customer acceptance of the combined company’s products and services; (13) customer borrowing, repayment, investment and deposit practices; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) severe catastrophic events in the companies’ respective geographic area; (17) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (18) the U.S. legal and regulatory framework, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (19) the interest rate environment may compress margins and adversely affect net interest income; and (20) competition from other financial services companies in the companies’ markets could adversely affect operations. Additional factors that could cause Renasant’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Renasant, KeyWorth or the proposed merger or other matters and attributable to Renasant, KeyWorth or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant and KeyWorth do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.